Origination Review of Gregory Funding LLC Executive Summary Report

Opus Capital Markets Consultants, LLC

November 6, 2019

100 Tri-State International – Suite 300A l Lincolnshire, IL 60069 l www.opuscmc.com l 224-632-1300

TABLE OF CONTENTS

Opus CMC Biography	2

Background and Scope Methodology	3

Summary of Findings	3

Compliance Review	4

Credit Review	12

Data Integrity Review	13

Conclusion	14

Disclaimer	15

Exhibit A: Initial Exception Summary	16

Exhibit B: High Cost Regulation Summary	17

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OPUS CMC BIOGRAPHY

Opus Capital Markets Consultants, LLC (“Opus CMC”) is a wholly owned subsidiary of Wipro Ltd, a global information technology, consulting, and outsourcing company. Opus CMC was established February 2005, with the goal of becoming the premier provider of risk mitigation solutions to the financial services industry.

Since inception, Opus CMC has quickly risen to the ranks of the most successful and trusted due diligence providers in the industry. Our commitment to delivering a quality work product with an unsurpassed level of customer service has been the foundation of our success.

Opus CMC’s management team is best-in-class with diverse industry experience that ranges from front line loan origination to secondary market trading and institutional risk management. It is this experience and depth of knowledge that has driven the development of the most versatile, flexible and dynamic due diligence system available to the market. OpusFirst, Opus CMC’s proprietary due diligence application, offers an array of customizable client and product review scopes. Our experience, flexibility and superior technology are the framework for the future of residential mortgage due diligence.

The company is headquartered in Lincolnshire, IL and maintains central underwriting facilities in Brookfield, WI, Fort Lauderdale and Jacksonville, FL. The company has been engaged to provide loan level due diligence services and operational consulting for various government agencies, government sponsored enterprises, seven of the ten top US banks among a variety of other market participants including; hedge funds, bond insurers, credit rating agencies, mortgage insurance companies and mortgage banks.

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BACKGROUND AND SCOPE METHODOLOGY

This report summarizes the findings of a loan level due diligence review on a random sample of loans that funded by Gregory Funding. Aspen Capital engaged Opus CMC to complete the assignment through a review of imaged documents made available by Aspen.

Opus CMC completed the review of 1 sample loan files chosen by Aspen to confirm the presence of critical and supporting documentation. In addition, Opus CMC performed a full credit re-underwrite to verify loans were underwritten in accordance to the applicable guidelines/product matrix provided by Aspen as well as general industry standards. Also, Opus CMC completed a compliance review to identify any material compliance deficiencies as well as completed an audit of designated data fields to ensure the accuracy of tape data.

Upon completion the loan file review, Opus CMC assigned an Event Level rating to each loan based on the following guidelines:

Event Level 1:	No material credit or compliance deficiencies were noted
Event Level 2:	A non-critical deficiency was noted
Event Level 3:	A material credit or compliance deficiency was noted or critical documentation necessary to accurately complete the review was missing

The detailed scope of these reviews and a summary of the results are provided in the Summary of Findings.

SUMMARY OF FINDINGS

Loan File Review Final Overall Results
Event Level	Loan Count	% of Total Sample
2	1	100%

Grand Total	1	100.00%

Opus CMC’s initial review noted that there we no critical missing documents or credit/compliance exceptions in the loan population.

One (100.00%) loan remains an Event Level 2.

A summary of the initial review findings is located in Exhibit A.

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COMPLIANCE REVIEW

Opus CMC performed a compliance review on all of the sample loans in order to verify that each loan was originated in compliance with applicable federal, state and local anti-predatory lending statutes. If a loan was found to exceed applicable thresholds, additional testing was conducted to confirm additional criteria were met and proper disclosure was provided to the borrower. Opus CMC reviewed all 1 sample loan file and the loan to be compliant with applicable laws noted below.

To accomplish this, Opus CMC captured all itemized closing fees as shown on the final HUD/Closing Disclosure, or other acceptable settlement statement, as well as other data elements necessary to generate accurate high cost threshold testing results.1 Annual Percentage Rates were recalculated based on the actual data in the file.

Each sample loan file was subject to a post-closing regulatory compliance review to verify that each loan closed in compliance with the applicable federal, state and local anti-predatory lending statutes in effect at the time of origination of the Mortgage Loan and that the loans meet the applicable disclosure requirements provided under MDIA, the federal Truth in Lending Act (“TILA”), as amended by HOEPA, 15 U.S.C. § 1601 et seq., as implemented by Regulation Z, 12 C.F.R. Part 226; (ii) Section 4 of the Real Estate Settlement Procedures Act (“RESPA”), 12 U.S.C. §2603, as implemented by Regulation X, 24 C.F.R. Part 3500; (iii) Fannie Mae points and fees limitations and HOEPA restrictions as addressed in Fannie Mae Announcement 04-06; (iv) the disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations; and (v) the disclosure requirements and prohibitions of the applicable state, county and municipal laws and ordinances that were enacted to combat predatory lending

✓	Section 32/HOEPA. Review included but was not necessarily limited to:

➢	APR test
➢	HPML test
➢	Points and Fees test
➢	Review of Section 32 disclosure for accuracy (i.e. payment stream, highest payment scenario; dates disclosed, dates acknowledged)
➢	Review and confirm documentation type (i.e. full, stated, no ratio)
➢	Review for evidence of prepayment penalty
➢	Verification of Debt to Income conformity, when necessary.

✓	Federal Truth in Lending Act/Regulation Z. Review included, but was not necessarily limited to:

➢	A review of the material compliance disclosures set forth in the Truth in Lending Disclosure and the Notice of Right to Cancel, if applicable. A review and comparison of the initial and final TIL with a report outlining any TILA violations. Review included a re-calculation of disclosed finance charge, proper execution by all required parties, principal and interest calculations, payment stream(s), recalculation of disclosed APR, and a review to ensure disclosure differences are within the allowed tolerances. A review of the Notice of Right to Cancel: Review included a verification of the transaction date and expiration date, ensures proper execution of the Notice of Right to Cancel by all required parties verifies the disbursement date and determines if a full 3 day rescission period was adequately provided to the borrower(s).

[1]	Where applicable, Opus CMC used a hierarchy of documentation to identify the correct lender of record date for use in evaluating compliance results (i.e. credit report, Initial 1003 then initial disclosures).

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✓	S.A.F.E. Mortgage Licensing Act:

➢	Opus CMC performed a search of the mortgage loan originator and of the loan officer (“MLO”) in the www.nmlsconsumeraccess.org database to confirm that the MLO was appropriately licensed at the time of the mortgage loan’s origination and closing.

RESPA/Regulation X: Each mortgage loan was reviewed to ensure compliance with the January 1, 2010 or most current amendments to Regulation X. The RESPA/Regulation X review consisted of the following:

Good Faith Estimate (GFE) and Final HUD-1 Settlement Statement:

➢	Good Faith Estimate (GFE): Opus CMC confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including

o	Confirm the presence of the current GFE form in effect at the time of origination.
o	Verify the GFE was provided to the borrower(s) within three days of “Application”.
▪	Application shall be defined by Regulation X and generally be considered complete when the following conditions are met (a) Borrower(s) First and Last Name (b) Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report) (c) Subject Property Address (including “To Be Determined”) (d) Mortgage Loan Amount Sought (e) Estimation of Property Value (f) Monthly Income
o	Opus CMC verified that all Broker fees, including Yield Spread Premium (“YSP”) were accurately disclosed and reflected in the appropriate locations.
o	Fees were reviewed to ensure they are reasonable and customary fees for the lender and title and escrow companies and that those fees were accurately disclosed on the GFE and were reflected in the proper location on the document.
o	Analysis to determine whether a Changed Circumstance form is required to accompany each revised Good Faith Estimate (GFE)
➢	Final HUD-1: Opus CMC confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

o	Confirm the presence of the current applicable Final HUD-1 form
o	Confirm the Final HUD-1 accurately lists all broker and YSP fees.

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➢	Good Faith Estimate (GFE) and Final HUD-1 analysis: Confirmed compliance with current RESPA requirements in effect at origination of the Mortgage Loan including:

o	Analysis of Origination fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (no variance)
o	Analysis of Third-Party fees disclosed on the Good Faith Estimate (GFE) and those charged to the borrower(s) on the Final HUD-1 (10% tolerance in variance)
o	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the Good Faith Estimate (GFE) and Final HUD-1
o	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to
o	Analysis to confirm loan terms are accurately disclosed between the Good Faith Estimate (GFE) and Final HUD-1
o	Analysis to confirm page 3 of the HUD-1 accurately reflects fees disclosed on the Good Faith Estimate (GFE) and Final HUD-1

Additional Regulation X Disclosures and Requirements: Opus CMC confirmed compliance with current RESPA documentation and timing requirements in effect at origination of the Mortgage Loan including

➢	Servicing Transfer Disclosure:
o	Confirm the presence of the Servicing Transfer Disclosure form in file
o	Verify the Servicing Transfer Disclosure was provided to the borrower(s) within three general business days of “Application”
o	Confirm the Servicing Transfer Disclosure is executed by all applicants
➢	Special Information Booklet
o	Confirm the presence of the Special Information Booklet in file on Purchase and Construction (Construction to Perm loans) loans
o	Confirm the Special Information Booklet provided within three general business days of application
➢	Affiliated Business Disclosure
o	Confirm the presence of the Affiliated Business Disclosure in file in the event the lender has affiliated business arrangements
o	Confirm the Affiliated Business Disclosure provided within three general business days of “Application” (Opus CMC reviews for this disclosure to be provided within three general business days, as the lender will typically know at the time of application if borrower(s) will be referred to affiliates for provision of third party services)
o	Confirm the Affiliated Business Disclosure is executed
➢	Initial Escrow Disclosure Statement
o	Confirm the presence of the Initial Escrow Disclosure Statement in file
o	Confirm the Initial Escrow Disclosure Statement was provided at closing or within 45 days after settlement

✓	High Cost - State & Local Anti-Predatory Regulations: In addition to federal thresholds, Opus CMC reviewed the anti-predatory lending statutes in the following states and local municipalities, as applicable. See Exhibit B for list of states and local municipalities reviewed.

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Dodd-Frank Act: Opus CMC reviewed each mortgage for compliance with the rules established under the Dodd-Frank Act for Ability-to-Repay and Qualified Mortgage requirements. The review consisted of the following:

✓	Ability to Repay: Assess the Ability-to-Repay (“ATR”) of each borrower for transactions which fall outside of the Qualified Mortgage (“QM”) rule. The review consisted of the following:

o	ATR Verifications
•	Verification of the Ability-to-Repay shall be considered based on a review of the following criterial: (1) income and assets, (2) current employment status, (3) monthly payment on covered loan, (4) monthly payment on simultaneous loan, (5) monthly payment for mortgage related obligations, (6) current debt, alimony and child support, (7) DTI or residual income, and (8) credit history.
o	ATR Credit Exceptions
•	Verify that no lender based credit exceptions are present and/or approved.
o	ATR Rating
•	ATR test results will be provided by grading each loan’s ATR compliance as: ATR-Pass, ATR-Fail and ATR Exempt.

✓	Qualified Mortgage: Evaluate each loan seeking QM status to validate compliance with requirements of the Qualified Mortgage (“QM”) regulations for Temporary Qualified Mortgages (“TQM”), Small Creditor Qualified Mortgages (“SCQM”) and Small Creditor Balloon Qualified Mortgages (“BQM”). This review will consist of the following:

➢	Product Features
o	Verify that loans seeking QM status not allow for interest only loan terms, negative amortization loans, balloon terms or terms exceeding 30 years.
➢	Debt-to-Income Ratios
o	Verify that debt-to-income ratios do not exceed 43%.
➢	Points and Fees
o	Verify that loans seeking QM status do not contain charges to the borrower that exceed the 3 percent of the total loan amount for a loan greater than or equal to $100,000, $3,000 for a loan greater than or equal to $60,000 but less than $100,000, 5 percent of the total loan amount for a loan greater than or equal to $20,000 but less than $60,000, $1,000 for a loan greater than or equal to $12,500 but less than $20,000, or 8 percent of the total loan amount for a loan less than $12,500. (2014 – subject to annual adjustments in subsequent years)

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✓	Temporary Qualified Mortgage: Verify that loans made from the government and the GSEs meet all applicable guideline requirements in lieu of the 43% debt-to-income ratio cap including guidelines regarding: LTV/CLTV, DTI, Credit Score, Reserves, Max Loan Amount, the maximum cash out amount and minimum disposable income requirements.

➢	QM & ATR Reporting
o	Upon review of the related documents and QM and ATR testing standards, verify the QM/ATR status in the credit rating agency format as follows:
•	QM – NonHPML QM or TQM – Pass / HPML – No
•	QM – HPML QM or TQM – Pass / HPML – Yes
•	NonQM – Compliant QM or TQM – Fail, Exempt / ATR – Compliant
•	NonQM – Noncompliant QM or TQM – Fail, Exempt / ATR – Noncompliant
•	Not covered – Exempt QM or TQM – Exempt / ATR – Exempt
➢	Higher Priced Mortgage Loans
o	Determine whether each loan would be considered a Higher Priced Mortgage Loan (“HPML”). A loan APR which exceeds the Average Prime Offer Rate by 1.50% or more percentage points on conforming First Liens and 3.50% or more percentage points on Second Liens. For FHA TQM, the formula is modified to be the Average Prime Offer Rate plus 1.15%, plus the monthly MI premium factor.
➢	Escrow Requirements
o	Verify that all HPML loans have escrow accounts established for the first five years of the life of the loan.
➢	HPML Appraisal Rules
o	Verify that all HPML loans meet the following additional appraisal rules: borrower’s right to receive the appraisal report, written appraisal from a certified or licensed appraiser, evidence of an interior inspection, delivery of copies no later than 3 days from consummation, and a 2nd appraisal detailing improvements, market conditions and change in sale price for loans that meet the “flipping” definition.
➢	Loan Originator Compensation
o	Verify disclosed compensation is permissible. Verify disclosed compensation in Points and Fees testing as appropriate. Verify Loan Originator and Loan Originator Organization licensing status as well as proper disclosure on the application, note and mortgage as per applicable Safe Act and Loan Originator regulations.

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TRID (TILA RESPA Integrated Disclosures) – Truth in Lending Act/Regulation Z (as Amended by the TILA/RESPA Integrated Disclosures Act). Each mortgage loan will be reviewed to ensure compliance for applications received on or after 10/03/2015, or most current amendments to TILA and Regulation Z (TILA/RESPA Integrated Disclosure Rule).

➢	Loan Estimate (LE):

o	Consultant will confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including:
•	Confirm the presence of the current Loan Estimate (LE) form in effect at the time of origination.
•	Verify the LE was provided to the borrower(s) within three days of “Application”.
o	Application shall be defined by §1026.2(a)(3) and generally be considered complete when the following six conditions are met:
•	Borrower(s) First and Last Name
•	Borrower(s) Social Security Number (to enable the loan originator to obtain a credit report)
•	Subject Property Address
•	Mortgage Loan Amount Sought € Estimation of Property Value
•	Monthly Income.
o	Verify the LE was provided to the borrower(s) at least 7 business days prior to loan consummation, unless the borrower provides appropriate waiver documentation to support an earlier closing based on a bona fide financial emergency
o	Consultant will verify that the creditor provided a revised estimate of a charge in the form of a revised LE (or at the time of delivery of the CD, depending on the loan circumstances) for any of the following reasons (1026.19€(3)(iv)) This may be repeated with revised Les and CDs as provided for legitimate change of circumstances and the timing for providing the document prior to or at the loan closing:
•	Changed circumstances. Changed Circumstances that cause the estimated settlement charges to increase or, in the case of estimated charges identified in section 1026.19€(3)(ii), cause the aggregate amount of such charges to increase by more than 10 percent. (1026.19€(3)(iv)(A)) For purposes of this and the following procedure, “changed circumstance” means:
▪	An extraordinary event beyond the control of any interested party or other unexpected event specific to the consumer or transaction (1026.19€(3)(iv)(A)(1));
▪	Information specific to the consumer or transaction that the creditor relied upon when providing the Loan Estimate and that was inaccurate or changed after the disclosures were provided (1026.19€(3)(iv)(A)(2));
▪	New information specific to the consumer or transaction that he creditor did not rely on when providing the original Loan Estimate (1026.19€(3)(iv)(A)(3)).
o	Changed circumstance affecting eligibility. The consumer is ineligible for an estimated charge previously disclosed because a changed circumstance affected the consumer’s creditworthiness or the value of the security for the loan. (1026.19€(3)(iv)(B)).
o	Revisions requested by the consumer. The consumer requests revisions to the credit terms or the settlement that cause an estimated charge to increase. (1026.19€(3)(iv)€).
o	Interest rate dependent charges. The points or lender credits change because the interest rate was not locked when the Loan Estimate was provided. (1026.19€(3)(iv)(D)).

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➢	Closing Disclosure (CD):

o	Consultant will confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including (also see Section 3.1.4.9 for details):
•	Confirm the presence of the current applicable Closing Disclosure (CD);
•	Confirm the CD accurately lists all fees.
•	Confirm receipt of the initial CD at least 3 days prior to consummation
o	Loan Estimate (LE) and Closing Disclosure (CD) analysis: Confirm compliance with current TILA requirements in effect at origination of the Mortgage Loan including fees with no variance, fees with a 10% tolerance and fees with no tolerance:
o	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD subject to no variance:
•	Charges paid to Lender including points
•	Charges paid to mortgage broker
•	Third Party charges paid to an affiliate of lender or mortgage broker
•	Third Party charges for which the lender does not permit the borrower to shop
•	Transfer Taxes
•	Lender credits (test is greater than or equal to)
o	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD (10% tolerance):
•	Charges for Third Party services where the charges are not paid to the Lender, mortgage broker or an affiliate of Lender or mortgage
•	Charges where the borrower is permitted by the lender to shop for Third Party services AND the borrower selects a Third Party service provider from the Lender’s Written List of Service Providers
•	Recording Fees
o	Analysis of fees disclosed on the LE and those charged to the borrower(s) on the CD (no tolerance)
•	Prepaid Interest
•	Property Insurance
•	Amounts placed in escrow, impound, reserves
•	Charges where the borrower is permitted by the lender to shop for Third Party services AND the borrower selects a Third Party service provider not on the Lender’s Written List of Service Providers, and not an affiliate of Lender or mortgage broker
•	Charges for Third Party services not required by Lender, including owner’s title insurance, even if paid to an affiliate of Lender or mortgage broker.

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o	Analysis to confirm all fees are accurately reflected in the correct tolerance category on the LE and CD
o	Analysis to confirm lender accurately provided borrower adequate restitution in the event of tolerance violations and timelines for restitution/document correction were adhered to.
o	Analysis to confirm loan terms are accurately disclosed between the LE and CD.
o	Consultant will confirm a version of the Written List of Service Providers (“WLSP”) as published in the Appendix to Regulation Z was delivered with the initial LE including those services borrower can shop and a revised WLSP was delivered when a revised LE based on a Change of Circumstances introduces additional services borrower is permitted to shop.
o	Consultant will verify the data disclosed by the Lender on the LE meets guidelines for accuracy and content for:
•	Timing Rules (3-day pre and 7-day post rules) as well as exception/waiver rules
•	General Terms
•	Loan Terms
•	Projected Payments (including minimum and maximum payment streams)
•	Closing Costs
•	Cash to Close
•	AP and AIR Table disclosures where appropriate
•	Comparisons – Calculated Disclosures for Five-Years, APR and Total Interest Percentage (TIP)
o	Consultant will verify the data disclosed by the Lender on the CD meets guidelines for accuracy timing and content for:
•	Timing Rules (3-day)
•	General Terms
•	Loan Terms
•	Projected Payments (including minimum and maximum payment streams)
•	Closing Costs
•	Cash to Close
•	AP and AIR Table disclosures where appropriate,
•	Loan Disclosures
•	Loan Calculations including APR, Finance Charges and Total Interest Percentage (TIP)
•	Other Disclosures
•	Contact Information including address, email, phone and license
•	Proper execution by all borrowers
•	Proper acknowledgement of receipt of copy of the CD by each party with a vested interest in the property for refinance transactions

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Credit Review

Each sample mortgage loan file was completely re-underwritten to ensure that the loan was qualified in accordance with QM guidelines and standards in effect at the time of origination as well as generally accepted industry standards and practices. Opus CMC reviewed all 1 sample loan file and found the loan to conform to QM guidelines. The Credit Qualification review included, but was not necessarily limited to, the following:

✓	Guidelines: Opus CMC reviewed each loan to ensure conformity with the guidelines that were used during the origination process. The guideline analysis included the core review components as described below in addition to industry standard underwriting policies and procedures (e.g. eligible occupancy, loan purpose, transaction type, etc.).

✓	Employment: Opus CMC identified and validated the borrower(s) employment and occupation as stated on the loan application by analyzing income documents, tax returns, verifications of employment and income, CPA letters, business license, and other documentation contained in the loan file. Opus CMC validated that the borrower(s) employment was in material compliance with QM guidelines/standards as well as generally accepted industry standards and practices;

✓	Income: Opus CMC recalculated the borrower(s) income based on standard accepted underwriting methodologies by examining tax returns, paystubs, W2, 1099, bank statements, lease agreements, and other income documentation contained in the loan file;

✓	Assets: Opus CMC confirmed that the borrower(s) has(have) adequate funds to cover any required down payment and closing costs and also meets QM requirements for assets and reserves;

✓	Debt Ratio: Opus CMC recalculated the total debt to income ratio by using the recalculated income in conjunction with re-audited total monthly debt to verify conformity to QM underwriting guidelines/standards;

✓	Original Loan to Value (“LTV”) and Combined Loan to Value (“CLTV”) Ratios: Opus CMC recalculated the LTV and CLTV based on the lowest most reasonable value from the property valuation portion of the review;

✓	Credit: Opus CMC confirmed that the borrower(s) meet QM requirements regarding acceptable credit history and credit score requirements;

✓	Willingness and capacity to repay the debt: Opus CMC made a determination regarding the borrower(s) reasonable ability and capacity to repay the mortgage debt and confirmed all loans in the sample were underwritten with borrower willingness and capacity in mind;

✓	Document Inventory/Accuracy: Opus CMC inventoried each closed loan file to ensure that all critical documentation was present. Opus CMC audited all Notes, Riders, Addendums, Mortgage, Assignments, Modification Agreements, Assumption Documentation, Title Policy, & Deeds to ensure accuracy, completeness, proper interest conveyance, and appropriate lien position as required per closing instructions and in accordance with the QM guidelines as well as general accepted industry standards. If the subject property is either a Cooperative or Leasehold, the corresponding security agreements, abstracts, and land lease agreements were reviewed for completeness and accuracy. Opus CMC reviewed the mortgage loan to ensure that it meets QM requirements for hazard, flood, mortgage, or other insurance as applicable.

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Data Integrity Review

Opus CMC was provided a data file with loan level data, which was audited against origination documents to determine the accuracy of this data.

One loan had data noted in the origination review different than that supplied on tape.

Loan #	Data Field	Tape Data	Opus Data
XXX	Original Payment	$4,787.00	$4,787.27

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CONCLUSION

Opus CMC found the loans in the audit sample to be compliant with all state and federal regulations and adhere to QM guidelines as well as general industry underwriting standards with the exception of those loans noted within.

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DISCLAIMER

Opus Capital Markets Consultants, LLC (“Opus CMC”) is a consumer loan and mortgage due- diligence company that performs due diligence services on assets typically held by banking institutions. The due diligence results, analysis, reports and any other information provided by Opus CMC (“Opus Product”) is produced solely for use by its clients. Neither Opus CMC nor, by virtue of any reliance thereon, Opus Product is making any solicitation or recommendation to buy, sell or hold, in any form whatsoever, the consumer loan products or mortgages that are the subject of Opus CMCs due diligence.

Opus CMC is not liable for any investment decisions by any third party. Opus CMC Product has been provided to Opus CMC clients as an information service only. The accuracy or completeness of the information is not warranted and is only as reliable as the sources from which it was obtained.

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EXHIBIT A

Standard Exception	Active	Override
Missing Special Information Booklet / Home Loan Toolkit		1
Missing borrower’s documented Intent to Proceed		1

Grand Total		2

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EXHIBIT B

High Cost Regulation Summary

➢	Arkansas Home Loan Protection Act, Ark. Stat. Ann. § 23-53-101 et seq.
➢	California Anti-Predatory Lending Statute, Cal. Fin. Code § 4970 et seq.
➢	Colorado Consumer Equity Protection Act, Colo. Rev. Stat. § 5-3.5-101 et seq. and as amended by Senate Bill 216 (2007) and House Bill 1322 (2007).
➢	Colorado Consumer Credit Code, Colo. Rev. Stat. 5-1-101 et seq.
➢	Connecticut Abusive Home Loan Lending Practices Act, Conn. Stat. Ann. §36a-746 et seq. and the Responsible Lending and Economic Security Act, Conn. House Bill 5577 (2008).
➢	District of Columbia Home Loan Protection Act of 2002, D.C. Official Code § 26-1151.01 et seq., as implemented by 20 D.C. Municipal Reg. § 2000.1 et seq. as well as DC Mortgage Disclosure Act of 2007.
➢	Florida Fair Lending Act, Fla. Stat. Ann. § 494.0078 et seq.
➢	Georgia Fair Lending Act, Ga. Stat. Ann. § 7-6A-1 et seq. (as originally enacted by House Bill 02-1361 and as modified by Senate Bill 03-53)
➢	Idaho Residential Mortgage Practices Act, Idaho Code § 26-3101 et seq.
➢	Illinois High Risk Home Loan Regulations, 38 Ill. Admin. Code § 345.10 et seq.
➢	Illinois High Risk Home Loan Act, Public Act. 93-0561 (2003).
➢	City of Chicago, Illinois, Anti-Predatory Lending Ordinance, Chicago Municipal Code, §§ 2-32-440; 2-32-455; 2-92-325; 4-4-155; 8-4-325.
➢	Cook County, Illinois, Anti-Predatory Lending Ordinance, Ordinance No. 240864 (2001) as amended by Illinois SB 1167 (2007).
➢	Indiana Home Loan Practices Act, Ind. Code § 24-9-1 et seq.
➢	Section 16a-3-308a of the Kansas Consumer Credit Code, Kan. Stat. Ann. § 16a-1-101 et seq. 16. Kentucky Anti-Predatory Lending Statute, Ky. Rev. Stat. § 360.100 et seq. and as amended by Kentucky House Bill 552 (2008).
➢	Maine, An Act to Enhance Consumer Protections in Relation to Certain Mortgages, 9A Me. Rev. Stat. Ann. §§ 8-103(1); 8-206(8); 8-206A and Maine Legislative Document 1869 (2007).
➢	Maryland Commercial Law, Mary. Stat. Ann. §§ 12-124.1; 12-127; 12-409.1; 12-1029 and as amended by Maryland Senate Bill 270 (2008) and Maryland Regulations under the Maryland Mortgage Lender Law (2009).
➢	Massachusetts High Cost Mortgage Regulations, 209 CMR § 32.32 et seq. including MA House Bill 4387 (2008) 20. Massachusetts Predatory Home Loan Practices Act, M.G.L. Chapter 183(C).
➢	Massachusetts “Borrower’s Interest” Standard, M.G.L. Chapter 183, §28C.
➢	Michigan Consumer Mortgage Protection Act, Mich. Stat. Ann. § 445-1631 et seq.
➢	Minnesota Mortgage Originator and Service Licensing Act, § 58.137 et al. (S.F. 2988 (2002) and as amended by House File 1004 and SF 98 (2007) and SF 3154 and 3214 (2008).
➢	Nebraska Mortgage Bankers Registration and Licensing Act, Neb. Stat.§ 45-702 et seq.
➢	Nevada Anti-Predatory Lending Law, Nev. Rev. Stat. § 598D.010 et seq. and as amended by AB 440.
➢	New Jersey Home Ownership Security Act of 2002, NJ Stat. Ann. § C:46:10B-22 et seq.
➢	New Mexico Home Loan Protection Act, N.M. Stat. Ann. § 58-21A-1 et seq. and as amended by Senate Bill 342 (2009).
➢	New York High Cost Home Loan Regulations, 3 NYCCR Part 41 (2001).
➢	New York High Cost Home Loan Act, N.Y. Bank. L. Ch. 626., as implemented by 3 NYCCR Part 41 (2003) and as amended by Senate Bill 8143-A (2008).
➢	North Carolina Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-1.1A to 24-10.2 and North Carolina Amendments to Anti-Predatory Lending Law, N.C. Gen. Stat. §§ 24-9; 24-1.1(E)(a); 24-10.2(a) and as amended by House Bill 1817 (2007).
➢	Ohio Anti-Predatory Lending Statute, Ohio Rev. Code Ann. § 1.63 and as amended by S.B. 185.
➢	City of Cleveland Heights, Ohio, Anti-Predatory Lending Ordinance, Ordinance No. 72-2003.
➢	Oklahoma Anti-Predatory Lending Law, House Bill No. 1574 (2003).
➢	Pennsylvania Consumer Equity Protection Act, 63 Pa. Cons. Stat. Ann. § 456.501 et seq.

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➢	City of Providence, Rhode Island Predatory Lending Ordinance, Ordinance No. 245, Chapter 2006-33 as amended.
➢	Rhode Island Home Loan Protection Act, Chapter 25.2 of Title 34 of RI Gen. L. et seq., including the Emergency and Final Regulations.
➢	South Carolina High-Cost and Consumer Home Loans Act, S.C. Code § 37-23-10 et seq.
➢	South Carolina Consumer Protection Code, S.C. Code 37-1-101 et seq
➢	Tennessee Home Loan Protection Act of 2006, TN Code Annotated, Title 47 et seq.
➢	Texas High-Cost Home Loan Statute, TX. Fin. Code Ann. § 343.201 et seq.
➢	Utah Residential Mortgage Practices Amendments, Utah Code Ann. § 61- 2c-102 et seq.
➢	Utah High Cost Home Loan Act, Utah Code § 61-2d-101 et seq.
➢	Vermont Interest Act, 9 V.S.A. § 104, implemented by Regulation B-98-2.
➢	Virginia Mortgage Lender and Broker Act (for loans originated prior to July 1, 2003), Va. Code Ann. §§ 6.1-413; 6.1-422, 6.1-428.
➢	Virginia Mortgage Lender and Broker Act (for loans originated after July 1, 2003), Va. Code Ann. §§ 6.1-411; 6.1-422.1, 6.1-425.1; 6.1-425.2.
➢	Washington House Bill 2770, Mortgage Lending and Homeownership, Chapter 108, Laws of 2008.
➢	Wisconsin Responsible High Cost Mortgage Lending Act, Wis. Stat. § 428.202.
➢	West Virginia Residential Mortgage Lender, Broker and Servicer Act, W.Va. Code § 31-17-1 et seq.
➢	Wyoming Credit Code, Wyo. Stat. Ann. §§ 40-14-101 et seq.

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